AMENDMENT NO. 1 TO TERM LOAN AGREEMENT

     AMENDMENT NO. 1 ("Amendment  No.  1")  dated as of October 1, 1995 to Term

Loan  Agreement  dated  as  of  May  31,  1993  between   ALFACELL  CORPORATION

("Borrower") and FIRST FIDELITY BANK, N.A. ("Bank") (successor by consolidation to First Fidelity Bank, N.A., New Jersey).



                            W I T N E S S E T H:

          SECTION 1.  RECITALS.

          1.1.  This Amendment No. 1 is made in contemplation  of the following matters.

          1.2.   The  Borrower,  a  Delaware  corporation,  and  the Bank  have previously entered into a Term Loan Agreement (the "Loan Agreement"),  dated as of  May 31, 1993, and a term note (the "Term Note"), dated as of May 31,  1993,

pursuant  to  which  the  Bank  agreed  to  restructure  a term loan previously extended  by the Bank to the Borrower (the term loan, as so  restructured,  the

"Alfacell Term  Loan").  Terms defined in the Loan Agreement are used herein as therein defined unless otherwise defined herein.

          1.3.  Under  the  Loan  Agreement, the unpaid principal amount of the

Alfacell Term Loan is due and payable no later than the earlier of May 31, 1996 or the date on which the Bank demands payment in full of the Term Note pursuant to Section 6.01 of the Loan Agreement  (the  "Termination Date").  The Borrower

has requested that the Bank consent to (i) an extension of the Termination Date under the Loan Agreement to the earlier of August 31, 1997 or the date on which the Bank demands payment in full of the Term Note  pursuant  to Section 6.01 of the Loan Agreement and (ii) a re-amortization of the payment of  principal  and interest  on  the  Alfacell  Term Loan based on a one hundred fifty (150) month amortization schedule effective  as of October 1, 1995.  The Bank has agreed to such extension on the conditions that  (i)  the  annual rate of interest on the

Alfacell Term Loan be increased from 7.5% per annum  to  8.375% per annum as of

October 1, 1995 and (ii) the Borrower issue to the Bank a  warrant  to purchase

10,000 shares of the Common Stock, par value $.001 per share, of the Borrower.

          1.4. The Borrower has requested the Bank to enter into this Amendment

No.   1   on   the   conditions  specified  herein  to  reflect  the  foregoing modifications.


          SECTION 2.  AMENDMENTS.

          2.1. The definition of "Termination Date" in SECTION 1.01 is amended in its entirety to read as follows:

          "TERMINATION DATE" means the earlier of August 31, 1997 or the date on which the Bank demands payment in full of its Term Note pursuant to Section 6.01.

          2.2. The first two sentences of SECTION  2.02  of  the Loan Agreement are amended in their entirety to read as follows:

               SECTION 2.02. TERM NOTE. On the date hereof, subject to the terms and conditions hereinafter set forth, the Borrower will issue to the Bank, and the Bank will accept, in substitution and exchange for (but not in payment of) the Original Note, a term note in substantially the form attached hereto as Schedule 2.02 in the principal amount of the Term Loan, and as of October 1, 1995, subject to the terms and conditions hereof, the Borrower will issue to the Bank, and the Bank will accept, in substitution and exchange for (but not in payment of) the term note in the form of Schedule 2.02, a term note substantially in the form attached hereto as Schedule 2.02A (each of the term notes attached hereto as Schedules 2.02 and 2.02A referred to as a "Term Note").

          2.3. SECTION 2.03(b) of the Loan Agreement is amended in its entirety to read as follows:

               (b) Subject to the following subparagraphs (d) and (e), commencing with the Payment Date of October 1, 1993, and on each Payment Date thereafter until and including October 1, 1995, the Term Loan shall be payable on each Payment Date in consecutive equal monthly installments of principal and interest, based on a one hundred seventy-six (176) month amortization schedule of the unpaid principal amount of the Term Note together with interest thereon at the rate of seven and one-half percent (7.5%) per annum.

          2.4. A new SECTION 2.03(c) of the Loan Agreement is added as follows:

               (c) Subject to the following subparagraphs (d) and (e), commencing with the Payment Date of November 1, 1995 and on each Payment Date thereafter until payment in full of the unpaid principal amount thereof together with interest thereon, the Term Loan shall be payable on each Payment Date in consecutive equal monthly installments of principal and interest each in the amount of Sixteen Thousand Two Hundred Thirteen and 49/100 dollars ($16,213.49) based on a one hundred fifty (150) month amortization schedule of the unpaid principal amount of the Term Note together with interest thereon at the rate per annum set forth in the Term Note.

          2.5. SECTION 2.03(c) is renumbered as SECTION 2.03(d).

          2.6. SECTION 2.03(d) is renumbered as SECTION 2.03(e).

          2.7. SECTION 2.03(e) is renumbered as SECTION 2.03(f).

          2.8. SECTION 5.02(b)(ii) is deleted in its entirety and replaced with the following:

               (ii) intentionally omitted

          2.9. SECTION  5.02(b)(v)  is  amended  in  its entirety  to  read  as follows:

               (v) unsecured Indebtedness arising in the ordinary course of the Borrower's business which at no time exceeds $1,452,000 in the aggregate.

          2.10. SECTION 5.02(j) is amended in its entirety to read as follows:

                (j) ISSUANCE OF SHARES. Issue any shares of Stock of the Borrower to any Person, or issue any options, warrants or any other rights to purchase any shares of Stock to any Person if after giving immediate effect to any such issuance the ratio of (i) the Market Value (as such term is defined below) of the Pledged Stock under the Pledge Agreement to (ii) the aggregate Indebtedness of the Borrower and Kuslima Shogen to the Bank then outstanding shall be less than 1:1; PROVIDED, HOWEVER, that, without limiting SECTION 6.01(m) hereof, the foregoing shall not prohibit the Borrower from issuing shares of common stock of the Borrower upon the conversion, in accordance with the terms thereof, of any convertible subordinated debenture outstanding as of the date hereof or of any other options, warrants or convertible securities which may be issued in the ordinary course of business. For purposes of this SECTION 5.02(j), "Market Value" per share of common stock as of any date shall equal the average of the daily closing prices for the twenty (20) trading days immediately preceding the date in question unless there shall not have occurred twenty (20) trading days over the two (2) month period preceding the date in question in which case "Market Value" per share of common stock as of any date shall be determined by the Bank in its reasonable discretion. The closing price for each day shall be the last reported sales price on the primary exchange or market (including the NASDAQ - National Market System) on which the common stock is then listed or traded, or if not listed or admitted to trading on any such market, the average of the closing bid and asked prices on the NASDAQ or in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Borrower for that purpose.

          2.11.  SECTION 6.01(m) is amended in its entirety to read as follows:

                (m) At any time, the ratio of (i) the Market Value (as such term is defined in Section 5.02(j) hereof) of the Pledged Stock under the Pledge Agreement to (ii) the aggregate Indebtedness of the Borrower and Kuslima Shogen to the Bank then outstanding shall be less than 1:1 for five (5) consecutive Business Days unless the Borrower shall within fifteen (15) days following such five (5) day period pledge and grant to the Bank a security interest in such amount and form of additional collateral as shall be acceptable to the Bank in its sole discretion;

          2.12. SECTION 7.03 of the Loan Agreement is amended  to  reflect that copies of notices to the Borrower no longer be sent to Frohling & Hanley,  P.C.

and that such notices instead be sent to the following:

                         Ross & Hardies
                         Park Avenue Tower
                         65 East 55th Street
                         New York, New York 10022-3219
                         Attention:  Kevin T. Collins, Esq.

          2.13.  The second sentence of SECTION 7.13 is amended in its entirety to read as follows:

                The Borrower hereby waives personal service of process and consents that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with the provisions of Section 7.03, and hereby appoints Helen Chaitman, Esq. as its agent for service of process and consents that service of process upon it may be made upon such agent at her offices located at Ross & Hardies, 580 Howard Avenue, Somerset, New Jersey 08873.

          SECTION 3.  REPRESENTATIONS AND WARRANTIES.

          3.1.  Notwithstanding  anything  otherwise  contained  in   the  Loan

Agreement  to  the contrary, the Borrower represents, warrants and acknowledges to the Bank and the Bank agrees that as of the date hereof the unpaid principal amount of the Term  Loan  is  $1,504,662.16.  The Borrower represents, warrants and acknowledges to the Bank that  the  Term  Loan,  together  with  all  other amounts  payable  in  respect  thereof, are payable to the Bank by the Borrower without deduction, set-off, defense  or counterclaim for any reason whatsoever.

The Borrower hereby acknowledges and agrees  that  it has no claims against the

Bank, or any of its officers, directors, employees or agents, arising out of or in connection with the Loan Documents, or any other  transactions  contemplated thereby, and hereby expressly waives and releases any and all such claims.

          3.2.  Subject to Section 4.1 below, each representation and  warranty by the Borrower set forth in Article IV of the Loan Agreement (other than  that set forth in SECTION 4.01(a)) is true and correct on and as of the date of this

Amendment No. 1 as though made by the Borrower on and as of such date.

          SECTION 4.  SCHEDULES.

          4.1.  Schedule  4.01(q)  of  the  Loan Agreement is superseded in its entirety as of October 1, 1995 by Schedule 4.01(q) annexed hereto.

          SECTION 5.  TERM NOTE.

          5.1.  Simultaneously with the execution  and  delivery by Borrower to the Bank of this Amendment No. 1, the Borrower shall execute and deliver to the

Bank, and the Bank will accept, in substitution and exchange  for  (but  not in payment  of)  the  Term Note, dated as of May 31, 1993, an Amended and Restated

Term  Note,  dated  as   of  the  date  hereof,  in  the  principal  amount  of

$1,504,662.16 substantially  in the form annexed hereto as Schedule 2.02A.  The

Amended and Restated Term Note  shall  supersede  Schedule  2.02  to  the  Loan

Agreement  and  be  entitled  to  all the benefits and subject to the terms and conditions of the Loan Agreement and the other Loan Documents applicable to the

Term Note.


          SECTION 6.  WARRANT.

          6.1.  Simultaneously with  the  execution and delivery by Borrower to the Bank of this Amendment No. 1, the Borrower shall execute and deliver to the

Bank a warrant (the "Warrant") to purchase  10,000  shares of the Common Stock,

par value $.001 per share, of the Borrower, substantially  in  the form annexed hereto as Schedule 6.01.


          SECTION 7.  GENERAL.

          7.1.  This Amendment No. 1 is made pursuant to Section  7.02  of  the

Loan Agreement and the Borrower and the Bank acknowledge that all provisions of the  Loan  Agreement  and the Loan Documents, except as amended hereby, are and shall remain, in full force  and  effect, and nothing herein contained shall be deemed a waiver of, or impair the effectiveness or enforceability of, any other terms or conditions of the Loan Agreement  or  any of the other Loan Documents,

or constitute a waiver of any Event of Default thereunder.

          7.2.  The Bank hereby acknowledges receipt  of payment in full of the amount required to be paid by Borrower pursuant to SECTION  2.04(b)(iii) of the

Loan Agreement.


          SECTION 8.  EFFECTIVENESS.

          8.1.  This  Amendment  No.  1  shall become effective when  (i)  this

Amendment shall have been signed and delivered  by Kuslima Shogen and on behalf of  the  Borrower  and  the  Bank, (ii) the Borrower shall  have  executed  and delivered to the Bank the Amended  and Restated Note and the Warrant, and (iii)

the Bank shall have delivered to the  Borrower  the  Term Note of the Borrower,

dated as of May 31, 1993, marked "replaced and superseded."


          SECTION 9.  COUNTERPARTS.

          9.1.  This  Amendment  No.  1  may  be  executed  in  any  number  of counterparts,  each  of  which  shall  be  an  original and all of which  shall constitute one agreement.  It shall not be necessary  in  making  proof of this

Amendment  No.  1  or of any document required to be executed and delivered  in connection herewith  or  therewith  to  produce  or  account  for more than one counterpart.


          IN WITNESS WHEREOF, the parties hereto have executed, or caused to be executed by their respective officers thereunto duly authorized, this Amendment

No. 1 as of the date first above written.
                              ALFACELL CORPORATION

                              By:/S/ KUSLIMA SHOGEN
                                 Kuslima Shogen, President
                              FIRST FIDELITY BANK, N.A.

                              By:/S/ RICHARD A. WOLBACH
                                 Richard A. Wolbach,
                                 Vice President

The undersigned, as Guarantor of the Alfacell
Term  Loan  pursuant to that certain Guaranty
dated as of May  31, 1993, hereby consents to
this Amendment No.  1  and  confirms  and re-
affirms  her  obligations  under the Guaranty
including   the   guaranty  of  payment   and
performance by the  Borrower  of the Alfacell
Term  Loan  as  modified  by  this  Amendment
No. 1.

/S/ KUSLIMA SHOGEN
Kuslima Shogen

                                                   Schedule 2.02A

                  AMENDED AND RESTATED TERM NOTE

$1,504,662.16                               As of October 1, 1995
                                               Newark, New Jersey


          FOR VALUE RECEIVED, ALFACELL  CORPORATION, a Delaware corporation

("Borrower"), promises to pay to the order  of  FIRST  FIDELITY BANK, N.A.,

NEW  JERSEY  (the  "Bank") at its office at 550 Broad Street,  Newark,  New

Jersey 07102, in accordance  with the Loan Agreement referred to below, the principal sum of ONE MILLION FIVE  HUNDRED FOUR THOUSAND SIX HUNDRED SIXTY-

TWO DOLLARS AND SIXTEEN CENTS ($1,504,662.16)  together  with interest from the date hereof on the unpaid principal amount hereof at the  rate of EIGHT

AND THREE-EIGHTHS PERCENT (8-3/8%) per annum (computed on the basis  of the actual  number  of  days  elapsed  over a year of three hundred sixty (360)

days.

          This Note shall be payable in the following manner:

          (i)  Commencing on November  1,  1995  and  on  each Payment Date thereafter  until  payment  in  full of the unpaid principal amount  hereof together  with  interest  hereon,  the  Borrower  shall  pay  to  the  Bank consecutive equal monthly installments  of  principal  and interest each in the  amount  of  Sixteen Thousand Two Hundred Thirteen and  49/100  dollars

($16,213.49) based on a one hundred fifty (150) month amortization schedule of the unpaid principal  amount hereof together with interest hereon at the rate set forth above;

          (ii) On the fourth  (4th)  Payment  Date  to  occur following the execution  by  the Borrower of a Licensing Agreement, the unpaid  principal amount hereof together  with  interest  hereon  at the rate set forth above will be re-amortized, and on such fourth (4th) Payment  Date  and  on  each

Payment  Date  thereafter  until  payment  in  full of the unpaid principal amount hereof together with interest hereon, the  Borrower shall pay to the

Bank consecutive equal monthly installments of principal and interest based on  a one hundred twenty (120) month amortization schedule  of  the  unpaid principal amount hereof together with interest hereon at the rate set forth above;

          (iii)  In  any  event,  the entire unpaid principal amount hereof together with unpaid interest accrued  thereon  shall be due and payable on

August 31, 1997.

               Both  principal and interest due hereunder  shall be paid in immediately  available funds to the Bank at 550 Broad Street,  Newark,  New

Jersey 07102 or at such other address as the Bank shall notify Borrower.

          This Amended and Restated Term Note is issued in substitution and exchange for (but  not in payment of) the Term Note referred to in the Term

Loan Agreement dated  as  of May 31, 1993 between Borrower and the Bank, as the same has been, or may further  be,  amended,  modified  or supplemented from  time  to  time (the "Loan Agreement"; terms not defined herein  being used as defined therein) and is entitled to all the benefits and subject to the terms and conditions of the Loan Agreement and the other Loan Documents applicable to the  Term Note.  All of the terms and  conditions of the Loan

Agreement are incorporated  herein  as  though  fully  set  forth  and  the undersigned  acknowledges the reading and execution of said Loan Agreement.

The  Loan  Agreement,   among   other   things,   contains  provisions  for

acceleration of the maturity hereof upon the happening  of  certain  stated

events  and  also  for  prepayments  on  account  of principal prior to the maturity hereof upon the terms and conditions therein specified.

          Presentment  for  payment, demand, notice or  dishonor,  protest,

notice of protest and all other  demands and notices in connection with the delivery, performance and enforcement of this Note are hereby waived.

          This Amended and Restated  Term  Note  shall  be construed and is enforceable in accordance with, and shall be governed by, the internal laws of  the  State  of New Jersey without regard to principles of  conflict  of laws.  If any term  or  provision of this Amended and Restated Term Note is at anytime held to be invalid  by any court of competent jurisdiction, such invalidity shall not affect the remaining terms and provisions of this Note which shall continue to be in full force and effect.

ATTEST:                       ALFACELL CORPORATION


                              By:  /S/KUSLIMA SHOGEN
                                   Kuslima Shogen, President

                                                 Schedule 4.01(q)


                       ALFACELL CORPORATION

                  Estimated Unsecured Liabilities

                       As of October 1, 1995


Accounts Payable                                         $192,000

Payroll Taxes                                              35,000

Accrued Expenses Payroll - Mikulski                       225,000

                         TOTAL                           $452,000